SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): February 25, 2004

INTEGRA BANK CORPORATION

(Exact name of registrant as specified in its charter)

Indiana	0-13585	35-1632155

(State or other	(Commission	(IRS Employer
jurisdiction of	File Number)	Identification No.)
incorporation)

21 S. E. Third Street
P. O. Box 868
Evansville, Indiana 47705-0868
(Address of principal executive offices) (Zip Code)

Registrant’s telephone number, including area code:  (812) 464-9677

Not Applicable
(Former name or former address, if changed since last report)

SIGNATURE
INDEX TO EXHIBITS
Slide Presentation - Dated February 25, 2004

ITEM 7. FINANCIAL STATEMENTS AND EXHIBITS

(C)	Exhibits

99.1     Slide presentation dated February 25, 2004.

ITEM 9. REGULATION FD DISCLOSURE

     On February 25, 2004, Integra Bank Corporation (the “Corporation”) plans to participate in the Midwest 2004 Super-Community Bank Conference in Chicago, Illinois. The slides for the presentation are attached as Exhibit 99(a) and the information set forth therein is incorporated herein by reference and constitutes a part of this report. The Corporation is furnishing the attached Exhibit pursuant to Item 9 of Form 8-K. The information contained therein shall not be deemed to be “filed” with Securities and Exchange Commission (the “Commission”) or incorporated by reference into any other filing with the Commission.

2

SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Dated: February 25, 2004

INTEGRA BANK CORPORATION

By:	/s/ Charles A. Caswell

Charles A. Caswell
Executive Vice President and
Chief Financial Officer

3

INDEX TO EXHIBITS

Exhibit No.	Description
99.1	Slide Presentation – Dated February 25, 2004.

4